SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-12



                     CORNERSTONE STRATEGIC VALUE FUND, INC.
          ------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       n/a
          ------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)



Payment of Filing Fee (Check the appropriate box):
[x ]  No fee required
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
      (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:
[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing. (1) Amount previously paid:
      (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

                     CORNERSTONE STRATEGIC VALUE FUND, INC.
                               383 Madison Avenue
                            New York, New York 10179

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To be held on Friday, April 11, 2003

Dear Stockholder:

           Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Cornerstone Strategic Value Fund, Inc. (the "Fund" or "CLM "), a Maryland corporation, will be held at One West Pack Square, 5th Floor Conference Room, Asheville, NC 28801 on Friday, April 11, 2003, at 12:00 a.m., Eastern Time, for the following purposes:

           1. To consider and vote upon the election of three (3) Class II nominees standing for reelection to CLM's Board of Directors, Messrs. Gary A. Bentz, Thomas H. Lenagh, and Scott B. Rogers;

           2. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

           The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

           The Board of Directors has fixed the close of business on February 18, 2003 as the Record Date for the determination of stockholders entitled to vote at the Meeting and at any postponements or adjournments thereof. The stock transfer books will not be closed. Copies of the Fund's most recent annual or semi-annual report may be ordered free of charge to any stockholder by writing to the Fund at c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, NY 10179, or by calling the Fund collect at (212) 272-2093.

           The persons named as proxies may propose one or more adjournments of the Meeting if the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting. Any such adjournment will require the affirmative vote of the holders of a majority of CLM's shares present in person or by proxy at the Meeting. The persons named as proxies will vote those proxies which they are entitled to vote on any such proposal in accordance with their best judgment in the interest of CLM.

           The enclosed proxy is being solicited on behalf of the Board of Directors of CLM.

                                     By Order of the Board of Directors,


                                     Thomas R. Westle, Secretary
March 3, 2003

THE BOARD OF DIRECTORS OF CLM BELIEVES THAT THE ELECTION OF MESSRS. BENTZ, LENAGH, AND ROGERS AS DIRECTORS IS IN THE BEST INTERESTS OF CLM AND ITS STOCKHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" THE ELECTION OF THESE NOMINEES.

Important -- We urge you to sign and date the enclosed proxy card(s) and return the card(s) in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card(s) may save the necessity and expense of further solicitations to ensure a quorum at the Meeting. If you can attend the Meeting and wish to vote your shares in person at that time, you will be able to do so.


                      INSTRUCTIONS FOR SIGNING PROXY CARDS


           The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

 1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

 2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

 3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                  REGISTRATION


CORPORATE ACCOUNTS                                               VALID SIGNATURE
------------------                                               ---------------

(1) ABC Corp..................................ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.................................................John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer ............................................John Doe
(4) ABC Corp. Profit Sharing Plan..............................John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust ..............................................Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
    u/t/d/ 12/28/78 .................................................Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA .................................John B. Smith
(2) John B. Smith...................................John B. Smith, Jr., Executor

                     CORNERSTONE STRATEGIC VALUE FUND, INC.
                   383 Madison Avenue New York, New York 10179

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                      To be held on Friday, April 11, 2003

GENERAL

           This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cornerstone Strategic Value Fund, Inc., a Maryland corporation (the "Fund" or "CLM") for use at the Annual Meeting of Stockholders for the year 2003 (the "Meeting") to be held at One West Pack Square, 5th Floor Conference Room, Asheville, NC 28801 on Friday, April 11, 2003, at 12:00 a.m., Eastern time, and at any and all adjournments thereof. A form of proxy is enclosed herewith.

           Any stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Messrs. Gary A. Bentz, Thomas H. Lenagh, and Scott B. Rogers as the nominees for Director.

           In general, abstentions and broker non-votes, as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power.

           Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of one-third of the outstanding shares of common stock of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

           The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund or Bear Stearns Funds Management Inc., the administrator to the Fund (the "Administrator").

           Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on February 18, 2003 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on February 18, 2003 was 3,806,900. The Fund is a closed-end, diversified management investment company.

           Copies of the Fund's most recent annual or semi-annual report may be ordered free of charge to any stockholder by writing to the Fund at c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179, or by calling collect (212) 272-2093. This report is not to be regarded as proxy soliciting material. This Proxy Statement is first being mailed to Stockholders on or about March 3, 2003.

                        PROPOSAL 1: ELECTION OF DIRECTORS


           In accordance with the Fund's By-Laws, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. Each class has a term of three years and each year the term of office of one class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors. At a meeting on December 2, 2002, the Board increased the number of Directors to seven and elected Mr. Gary A. Bentz to fill the additional director position until the year 2003 Annual Meeting of Shareholders.

           At the Meeting, stockholders will be asked to elect three Class II Directors to hold office until the year 2006 Annual Meeting of Stockholders or thereafter until each of their respective successors is duly elected and qualified. The term of office of the Class I Directors, currently consisting of Messrs. Ralph W. Bradshaw and Edwin Meese III, expires at the year 2005 Annual Meeting of Stockholders or thereafter in each case until their successors are duly elected and qualified. The term of office of the Class III Directors, Messrs. Glenn W. Wilcox, Sr. and Andrew A. Strauss, expires at the year 2004 Annual Meeting of Stockholders or thereafter in each case until their successors are duly elected and qualified.

           At the Meeting, stockholders will be asked to vote for the election of Messrs. Thomas H. Lenagh, Scott B. Rogers, and Gary A. Bentz as Class II Directors to serve until the year 2006 Annual Meeting of Stockholders or thereafter until each of their successors is duly elected and qualified. If elected, each nominee has consented to serve as a director of the Fund until his successor is duly elected and qualified.

           The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Thomas H. Lenagh, Scott B. Rogers, and Gary A. Bentz. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

           The following table sets forth the names, addresses, ages and principal occupations of each of the nominees for election as Directors:

                                    NOMINEES
                                                                                Directorships held by
                                      Term of                                   Nominee for Director
Name, Address            Position     Office    Principal Occupation during     Outside of Fund
and Age                  with Fund    Since     past 5 years                    Complex*


CLASS II NON-INTERESTED NOMINEES TO SERVE UNTIL THE YEAR 2006 ANNUAL MEETING OF
STOCKHOLDERS:

Scott B. Rogers (47)      Director    2000      Chief Executive Officer,        Director of A-B
30 Cumberland Ave.                              Asheville Buncombe              Vision Board;
Asheville, NC 28801                             Community Christian             Chairman and
                                                Ministry; and President,        Director, Recycling
                                                ABCCM Doctor's Medical          Unlimited and
                                                Clinic; Appointee, NC           Interdenominational
                                                Governor's Commission on        Ministerial Alliance;
                                                Welfare to Work.                and Director,
                                                                                Southeastern
                                                                                Jurisdiction Urban
                                                                                Networkers.







                                                                                DIRECTORSHIPS HELD BY
                                     TERM OF                                    NOMINEE FOR DIRECTOR
NAME, ADDRESS            POSITION    OFFICE     PRINCIPAL OCCUPATION DURING     OUTSIDE OF FUND
AND AGE                  WITH FUND   SINCE      PAST 5 YEARS                    COMPLEX*
-------                  ---------   -----      ------------                    --------

Thomas H. Lenagh         Director    1987       Chairman of the Board of        Director of Gintel
(80)                                            Inrad Corp. and Independent     Fund, The Adams
13 Allen's Corner                               Financial Adviser.              Express Company
Road                                                                            and Petroleum and
Flemington, NJ                                                                  Resources
08822                                                                           Corporation.

Interested Nominee to serve until the Year 2006 Annual Meeting of Stockholders:

Gary A. Bentz (46)**     Director,   2002       Chief Financial Officer of
One West Pack Square     Vice                   Cornerstone Advisors,
Suite 1650               President              Inc.; Director, Vice
Asheville, NC 28801      and                    President and Treasurer of
                         Treasurer              the Funds in the Fund
                                                Complex; Financial
                                                Consultant; CPA; Chief
                                                Financial Officer of Deep
                                                Discount Advisors, Inc.
                                                (1993-2000).




-------------
* The Fund Complex consists of Progressive Return Fund, Inc., Cornerstone Strategic Value Fund, Inc. and Cornerstone Total Return Fund, Inc. (f/k/a EIS Fund, Inc.), all of which were advised by Cornerstone Advisors, Inc. during the year ended December 31, 2002. Prior to October 31, 2002, the Fund Complex included The Cornerstone Strategic Return Fund, Inc.
** Mr. Bentz is an "interested person" as defined in the Investment Company Act of 1940 as amended ("Investment Company Act") because he is a director, officer and 50% shareholder in Cornerstone Advisors, Inc., the Fund's investment manager.

                          REMAINING BOARD OF DIRECTORS

The following tables set forth the names, addresses, ages and principal occupations of each of the remaining Directors of the Fund:


                                                                                Directorships held by
                                     Term of                                    Nominee for Director
                         Position    Office     Principal Occupation            Outside of Fund
Name, Address and Age    with Fund   Since      during past 5 years             Complex*

CLASS I NON-INTERESTED DIRECTOR SERVING UNTIL THE YEAR 2005 ANNUAL MEETING OF
STOCKHOLDERS:

Edwin Meese III (71)     Director    2001       Distinguished Fellow,
The Heritage Foundation                         The Heritage
214 Massachusetts Ave.                          Foundation,
NE                                              Washington, D.C.;
Washington D.C. 20002                           Distinguished Visiting
                                                Fellow at the Hoover
                                                Institution, Stanford
                                                University;
                                                Distinguished Senior
                                                Fellow at the Institute of
                                                United States Studies,
                                                University of London;
                                                and Formerly U.S.
                                                Attorney General under
                                                President Reagan

CLASS I INTERESTED DIRECTOR SERVING UNTIL THE YEAR 2005 ANNUAL MEETING OF
STOCKHOLDERS:

Ralph W. Bradshaw        Chairman of   1998        President and Director of    Director of The
(52)**                   the Board                 Cornerstone Advisors,        SMALLCap Fund
One West Pack Square     and                       Inc., and of the Funds
Suite 1650               President                 within the Fund Complex;
Asheville, NC 28801                                Financial Consultant;
                                                   Vice President, Deep
                                                   Discount Advisors, Inc.
                                                   (1993-1999).

CLASS III NON-INTERESTED DIRECTORS SERVING UNTIL THE YEAR 2004 ANNUAL MEETING OF
STOCKHOLDERS:

Glenn W. Wilcox, Sr.     Director       2000       Chairman of the Board        Director of The
(71)                                               and Chief Executive          SMALLCap Fund,
One West Pack Square                               Officer of Wilcox Travel     Inc.; Wachovia Corp.;
Suite 1700                                         Agency.                      Board Trustee and
Asheville, NC 28801                                                             Chairman of
                                                                                Appalachian State
                                                                                University; Board
                                                                                Trustee and Director,
                                                                                Mars Hill College;
                                                                                Director, Champion
                                                                                Industries, Inc.; and
                                                                                Chairman, Tower
                                                                                Associates, Inc. (a real
                                                                                estate venture).






                                                                               Directorships held by
                                     Term of                                   Nominee for Director
                         Position    Office     Principal Occupation           Outside of Fund
Name, Address and Age    with Fund   Since      during past 5 years            Complex*


Andrew A. Strauss (49)   Director     2000       Attorney and senior            Director of The
77 Central Avenue                                member of Strauss &            SMALLCap Fund,
Suite F                                          Associates, P.A.,              Inc.; Memorial
Asheville, NC 28801                              Attorneys, Asheville           Mission Hospital
                                                 and Hendersonville,            Foundation,
                                                 NC; previous                   Deerfield Episcopal
                                                 President of White             Retirement
                                                 Knight Healthcare,             Community, and
                                                 Inc. and LMV                   Asheville Symphony.
                                                 Leasing, Inc., a
                                                 wholly owned
                                                 subsidiary of Xerox
                                                 Credit Corporation.

--------------------------------------------------------------------------------
* The Fund Complex consists of Progressive Return Fund, Inc, Cornerstone Strategic Value Fund, Inc. and Cornerstone Total Return Fund, Inc. (f/k/a EIS Fund, Inc.), all of which were advised by Cornerstone Advisors, Inc. during the year ended December 31, 2002. Prior to October 31, 2002, the Fund Complex also included The Cornerstone Strategic Return Fund, Inc.
** Mr. Bradshaw is an "interested person" as defined in the Investment Company Act of 1940 ("Investment Company Act") because he is a director, officer and 50% shareholder in Cornerstone Advisors, Inc., the Fund's investment manager.



           The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Director in the Fund Complex as of December 31, 2002. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

                                                   Aggregate Dollar Range of
                                                   Equity Securities in All
                         Dollar Range of Equity    Funds  Overseen by
Name                     Securities in CLM.        Directors in Fund Complex.
----                     ------------------        --------------------------

Edwin Meese III          -                                -
Andrew A. Strauss        $1-$10,000                       $10,001-$50,000
Thomas H. Lenagh         -                                -
Glenn W. Wilcox Sr.      $1-$10,000                       $10,001-$50,000
Scott B. Rogers          -                                -

INTERESTED DIRECTORS:
Ralph W. Bradshaw        $10,001-$50,000                  $50,001-$100,000
Gary A. Bentz            $10,001-$50,000                  Over $100,000

                               EXECUTIVE OFFICERS

In addition to Mr. Bradshaw and Mr. Bentz, the other current officer of CLM is:

                                    TERM OF
NAME, ADDRESS AND     POSITION(S)   OFFICE      PRINCIPAL OCCUPATION              DIRECTORSHIPS HELD
AGE                   WITH FUND     SINCE       DURING PAST 5 YEARS               BY OFFICER


Thomas R. Westle      Secretary     2001        Partner of Spitzer & Feldman P.C.,
405 Park Avenue                                 a law firm;  Secretary of Funds
New York, NY 10022                              within the Complex





Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting, information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment manager during its prior fiscal year. The following table provides information concerning the compensation paid during the year ended December 31, 2002, to each Director of the Fund. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.

                                    Aggregate         Total Compensation From
                       Director     Compensation      Fund and Fund Complex*
Name of Director       Since        From CLM          Paid to Director
Ralph W. Bradshaw      1998         -                 -
Glenn W. Wilcox, Sr.   2000         $9100             $36700
Andrew A. Strauss      2000         $8900             $35900
Edwin Meese III        2001         $8800             $27000
Scott B. Rogers        2000         $8900             $35900
Thomas H. Lenagh       1987         $8300             $25300
Gary A. Bentz          2002         -                 -


---------------
* For compensation purposes, Fund Complex refers to CLM, Cornerstone Total Return Fund, Inc., The Cornerstone Strategic Return Fund, Inc. (which merged into Cornerstone Total Return Fund on October 31, 2002), and Progressive Return Fund, Inc. all of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2002.


           Each Director attended at least seventy-five percent or more of the seven meetings in 2002 of the Board of Directors (including regularly scheduled and special meetings) held during the period for which he was a Director.

           The Fund has a nominating committee which is comprised of the all of the Non-interested directors. The Fund has no compensation committee.

REQUIRED VOTE

           Directors are elected by a plurality (a simple majority of the votes cast at the meeting) of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, will be considered votes cast, and will affect the plurality vote required for Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. GARY A. BENTZ, THOMAS H. LENAGH, AND SCOTT B. ROGERS AS CLASS II DIRECTORS OF THE FUND.

                                 AUDIT COMMITTEE

           The Fund's Audit Committee is currently composed of five Non-Interested directors, Messrs. Wilcox, Strauss, Meese, Lenagh and Rogers. The principal functions of the Audit Committee include but are not limited to: (i) recommendations to the Board for the appointment of the Fund's independent accountants; (ii) review of the scope and anticipated cost of the independent accountant's audit; and (iii) consideration of the independent accountant's reports concerning their conduct of the audit, including any comments or recommendations the Board of Directors might make in connection thereto. Each member of the Audit Committee attended at least seventy-five percent (75%) of the two meetings during the fiscal year ended December 31, 2002.

           On June 1, 2000, the Audit Committee, followed by the full Board of Directors, adopted a written charter setting forth the duties and responsibilities of the Audit Committee, and such charter was last re-approved by the Board of Directors on February 21, 2003, respectively.

           On February 25, 2002, the Board of Directors and the Audit Committee determined to replace PricewaterhouseCoopers LLP ("PwC") as the Fund's independent accountants. This action was affirmed by the Shareholders at the 2002 Annual Meeting. PwC's accountant report for the past two years did not contain any adverse opinion or any qualification as to uncertainty, audit scope or accounting principles. Further, the Board's decision to replace PwC was not due to any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

           The following table sets forth the aggregate fees billed by PwC and by Tait, Weller and Baker, ("TWB"), the independent accountants for the Fund's most recent fiscal year, for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders ("Audit Fees"); (ii) financial information systems design and implementation services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund's investment manager that provides services to the Fund ("Financial Information Systems Design"); and (iii) all other services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund's investment manager that provides services to the Fund ("All Other Fees").

          AUDIT FEES      FINANCIAL INFORMATION SYSTEMS    ALL OTHER FEES DESIGN
TWB         $11,000                      -                        $4,500
PwC            -                         -                        $1,925

                             AUDIT COMMITTEE REPORT

           The Audit Committee has met and held discussions with the Fund's Administrator, Bear Stearns Funds Management Inc., and the Fund's independent accountants. The independent accountants represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

           The Fund's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants' their independence, in light of the services they were providing.

           Based upon the Audit Committee's discussion with the Fund's Administrator and the independent accountants and the Audit Committee's review of the representations of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission.

                                                         Respectfully submitted,

                                                         Edwin Meese III
                                                         Glenn W. Wilcox, Sr.
                                                         Andrew A. Strauss
                                                         Thomas H. Lenagh
                                                         Scott B. Rogers



    INFORMATION PERTAINING TO THE FUND'S INVESTMENT MANAGER AND ADMINISTRATOR

The Investment Manager

           Cornerstone Advisors, Inc., which has its principal office at One West Pack Square, Suite 1650, Asheville, North Carolina 28801, has provided investment management services to the Fund since 2001 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors is the investment manager to two other closed-end funds, Cornerstone Total Return Fund, Inc and Progressive Return Fund, Inc.

           Mr. Bradshaw owns fifty percent (50%) of the total outstanding shares of common stock of Cornerstone Advisors, Inc. and is President and Chairman of the Board of Directors of the Fund. Mr. Bentz, who is the Vice President and Treasurer of the Fund, also owns fifty percent (50%) of the total outstanding shares of common stock of Cornerstone Advisors, Inc. The address of Messrs. Bradshaw and Bentz is One West Pack Square, Suite 1650, Asheville, NC 28801.

THE ADMINISTRATOR

           Bear Stearns Funds Management Inc. (the "Administrator"), whose address is 383 Madison Avenue, 23rd Floor, New York, NY 10179, currently acts as the administrator of the Fund.

           SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than 10% of the Fund's common stock, and the Fund's investment manager and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, the Fund's investment manager and its directors and officers have complied with all applicable filing requirements during the year ended December 31, 2002.

                   INFORMATION CONCERNING CERTAIN SHAREHOLDERS

           The following table shows certain information based on filings made with the SEC concerning persons who may be deemed beneficial owners of 5% or more of the shares of common stock of the Fund because they possessed or shared voting or investment power with respect to the shares of that Fund:

                                              SHARES OF COMMON STOCK
                                              BENEFICIALLY OWNED
NAME AND ADDRESS OF BENEFICIAL OWNER          AMOUNT               %
--------------------------------------------------------------------------------

Deep Discount Advisors, Inc. (1)              749,656             19.7%
One West Pack Square
Suite 777
Asheville, NC          28801

                                              711,808             18.7%
Ron Olin Investment Management Company (1)
One West Pack Square
Suite 777
Asheville, NC          28801

                                              462,680             12.2%
Karpus Management, Inc. (2)
D/b/a Karpus Investment Management
183 Sullys Trail
Pittsford, NY 14534

(1) Based solely upon information presented in a Schedule 13G/A, dated February 6, 2003, filed jointly by Deep Discount Advisors, Inc. and Ron Olin Investment Management Company.

(2) Based solely upon information presented in a Schedule 13D/A, dated February 7, 2003, filed by Karpus Management, Inc. The Fund does not have any knowledge of who the ultimate beneficiaries are of the Fund's shares.

Additionally, on February 18, 2003, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 3,734,918 shares of the Fund, or approximately 98.1% of the shares outstanding. All the directors and executive officers of CLM, as of the date of this proxy, owned less than 1% of the outstanding shares of CLM.


                             ADDITIONAL INFORMATION

           The Proxy Statement/Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Funds have filed with the Commission, under the Securities Act and the Investment Company Act, to which reference is hereby made.

           The Funds are subject to the informational requirements of the Exchange Act and in accordance therewith, file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds can be inspected and copied at the public reference facilities of the SEC in Washington, D.C. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20594, at prescribed rates.


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Other Matters to Come Before the Meeting.

           The Board of Directors of the Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of Stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in their discretion in the interest of the Fund.

           The Fund's Bylaws currently provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, notice must generally be given in writing to the Secretary of the Fund at the principal executive office of the Fund not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date of the notice for the preceding year's annual meeting. Accordingly, a stockholder nomination or proposal intended to be considered at the 2004 Annual Meeting must be received by the Secretary after the close of business on November 4, 2003, and prior to the close of business on December 4, 2003. In addition, if you wish to have your proposal considered for inclusion in the Fund's 2004 Proxy Statement for the Annual Meeting, we must receive it on or before November 4, 2003.

  By order of the Boards of Directors of Cornerstone Strategic Value Fund, Inc.


                                          CORNERSTONE STRATEGIC VALUE FUND, INC.


                                          Thomas R. Westle, Secretary


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                PROXY CARD FOR THE ANNUAL MEETING OF STOCKHOLDERS

                     CORNERSTONE STRATEGIC VALUE FUND, INC.

           The undersigned stockholder of Cornerstone Strategic Value Fund, Inc. (the "Fund") hereby constitutes and appoints Messrs. Ralph W. Bradshaw, Andrew
A. Strauss, and Glenn W. Wilcox, or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to represent the undersigned at the meeting and to cast all votes that the undersigned is entitled to cast at the Annual Meeting of Stockholders of the Fund to be held on Friday, April 11, 2003 at 12:00 a.m., Eastern time, One West Pack Square, 5th Floor Conference Room, Asheville, NC 28801, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

           The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to the election of three Class II Directors. If no such specification is made, the above named proxies will vote FOR proposal 1 and will vote in their discretion with respect to such other matters as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

           THIS PROXY IS SOLICITED ON BEHALF OF CORNERSTONE STRATEGIC VALUE FUND, INC.'S BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 11, 2003

                    (To be dated and signed on reverse side)

Please mark boxes / / or /X/ in blue or black ink.

 1.      To elect three (3) Class II Directors:      FOR             WITHHELD

           Gary A. Bentz                             [  ]              [  ]
           Thomas H. Lenagh                          [  ]              [  ]
           Scott B. Rogers                           [  ]              [  ]

      In their discretion, the proxies are authorized to consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER.

Your proxy is important to assure a quorum at the Annual Meeting of Stockholders whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the Annual Meeting of Stockholders and vote in person.

PLEASE MARK, SIGN, AND DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)____________________________ DATE___________________

NOTE: Please sign exactly as name appears. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.




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